                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 4, 1997

                                TRANSMATION, INC.
               (Exact Name of Registrant as Specified in Charter)



             Ohio                          0-3905           16-0874418
(State or Other Jurisdiction)           (Commission        (IRS Employer
       of Incorporation                 File Number)       Identification No.)


                10 Vantage Point Drive, Rochester, New York 14624
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (716) 352-7777


          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

On April 4, 1997, the Registrant acquired Accounts Receivable, Inventory,
Fixed Assets, certain intangibles and certain prepaid assets, and assumed certain Trade Accounts Payable, Accrued Liabilities and contracts of the Sales and Service Division of E.I.L. Instruments, Inc., a Maryland corporation. The assets were purchased pursuant to an Asset Purchase Agreement, dated March 4, 1997 between the Registrant and E.I.L. Instruments, Inc.

Consideration for the assets was negotiated at arms length and consists of cash totaling $22,000,000, subject to certain post-closing adjustments as defined in the Asset Purchase Agreement, and assumption of the assumed liabilities (in the amount of approximately $3,325,000).

The source of the cash payment made at closing, together with other costs and expenses of the transaction, was financing provided under the Registrant's $32,000,000 Revolving Credit and Term Loan Agreement dated April 4, 1997 with Manufacturers and Traders Trust Company (M&T), State Street Bank and Trust Company (State Street) and M&T, as agent. In connection with the acquisition and the Revolving Credit and Term Loan Agreement, M&T and State Street were given security interests in the assets of the Registrant (including the assets acquired by the Registrant from E.I.L. Instruments, Inc.) and of certain of the Registrant's subsidiaries.

Prior to the acquisition, the assets acquired by the Registrant from E.I.L. Instruments, Inc. were used in the distribution and service of industrial instrumentation. The Registrant intends to continue such use.

The foregoing information contained in this Form 8-K with respect to the acquisition and the financing thereof is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement and the Revolving Credit and Term Loan Facility, copies of which are filed herewith as Exhibits.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired.


INDEX TO FINANCIAL STATEMENTS OF E.I.L. SALES AND SERVICE DIVISION (A DIVISION OF E.I.L. INSTRUMENTS, INC.)

Report of Independent Public Accountants

Balance Sheets as of October 31, 1995 and 1996

Statements of Operations for the Years Ended October 31, 1994,
         1995 and 1996

Statements of Division Equity (Deficit) for the Years Ended October 31, 1994,
         1995 and 1996

Statements of Cash Flows for the Years Ended October 31,1994,
         1995 and 1996

Notes to Financial Statements

                               ARTHUR ANDERSON LLP


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of
E.I.L. Instruments, Inc.:

We have audited the accompanying statements of assets, liabilities and division equity (deficit) of E.I.L. Sales and Service Division (a Division of E.I.L. Instruments, Inc., (a Maryland corporation)) as of October 31, 1995 and 1996, and the related statements of operations, division equity (deficit) and cash flows for the years ended October 31, 1994, 1995 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared pursuant to the Asset Purchase Agreement described in Note 9 between E.I.L. Instruments, Inc. and Transmation, Inc. dated March 4, 1997.

The holders of the Company's warrants outstanding have a put option which, effective January 9, 1997, if exercised, would require the Company to redeem the warrants at fair value, as defined in the Loan and Security Agreement. As of March 4, 1997, the Company does not have sufficient liquidity to redeem the warrants; nor does the Company have alternative financing arranged. These statements have been prepared assuming that E.I.L. Instruments, Inc. will continue as a going concern. Management's plans in regard to these matters are described in Note 1.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E.I.L. Sales and Service Division as of October 31, 1995 and 1996, and the results of its operations and its cash flows for the years ended October 31, 1994, 1995 and 1996, in conformity with generally accepted accounting principles.

                             /s/ Arthur Andersen LLP

Baltimore, Maryland,
  December 17, 1996 (except for
         the event discussed in
         Note 9, for which the date is
         March 4, 1997)

                        E.I.L. SALES AND SERVICE DIVISION
                    (a Division of E.I.L. Instruments, Inc.)

         STATEMENTS OF ASSETS, LIABILITIES AND DIVISION EQUITY (DEFICIT)
                         AS OF OCTOBER 31, 1995 AND 1996


                                                                           1995                    1996
                                                                     -----------------       ------------------
ASSETS
-------------------------------------------------------------
CURRENT ASSETS:
   Cash                                                                       $71,300                 $171,000
   Accounts receivable, net of allowance for doubtful
      accounts of $191,300 and $188,300                                     6,967,200                6,971,500
   Inventories                                                              3,221,900                3,107,200
   Prepaid expenses                                                           211,000                  287,100
   Deferred income taxes                                                      397,000                  350,200
                                                                     -----------------       ------------------
          Total current assets                                             10,868,400               10,887,000
                                                                     -----------------       ------------------

PROPERTY AND EQUIPMENT, net                                                 2,502,800                2,587,400
CASH SURRENDER VALUE OF LIFE INSURANCE,
   net of loans                                                               125,400                  132,600
OTHER ASSETS                                                                  198,900                  132,800
INTANGIBLE ASSETS, net of accumulated
   amortization of $455,400 and $531,900                                    2,592,300                2,515,100
                                                                     -----------------       ------------------

          Total assets                                                    $16,287,800              $16,254,900
                                                                     -----------------       ------------------

LIABILITIES AND DIVISION EQUITY (DEFICIT)
-------------------------------------------------------------
CURRENT LIABILITIES:
   Cash overdrafts                                                                                    $442,800
   Accounts payable                                                        $4,029,800                3,826,500
   Accrued payroll expenses                                                   613,100                  657,000
   Accrued expenses                                                           885,000                  717,100
   Income taxes payable                                                        28,100                  207,800
   Current portion of long-term debt                                          730,600                5,806,800
                                                                     -----------------       ------------------
          Total current liabilities                                         6,286,600               11,658,000
                                                                     -----------------       ------------------

LONG-TERM DEBT, net of current portion                                     10,758,400                5,572,300
DEFERRED INCOME TAXES                                                         346,900                  284,700
                                                                     -----------------       ------------------

          Total liabilities                                                17,391,900               17,515,000
                                                                     -----------------       ------------------

COMMITMENTS AND CONTINGENCIES

DIVISION EQUITY (DEFICIT)                                                 (1,104,100)              (1,260,100)
                                                                     -----------------       ------------------

          Total liabilities and division equity (deficit)                 $16,287,800              $16,254,900
                                                                     -----------------       ------------------

   The accompanying notes are an integral part of these statements.

                        E.I.L. SALES AND SERVICE DIVISION
                    (a Division of E.I.L. Instruments, Inc.)

                            STATEMENTS OF OPERATIONS
               FOR THE YEARS ENDED OCTOBER 31, 1994, 1995 AND 1996



                                                                1994                1995                 1996
                                                          -----------------   ------------------   -----------------

Net sales                                                      $44,326,300          $46,999,300         $44,892,600
Cost of sales                                                   33,400,700           35,050,200          33,458,000
                                                          -----------------   ------------------   -----------------
          Gross profit                                          10,925,600           11,949,100          11,434,600
                                                          -----------------   ------------------   -----------------

Selling, general and administrative expenses:
   Division's direct expenses                                    5,375,000            5,316,500           5,068,600
   Division's direct management expenses                         1,233,000            1,716,000           1,660,000
   Corporate expenses                                            2,257,000            2,666,000           2,745,100
                                                          -----------------   ------------------   -----------------
          Total selling, general and admin. expenses             8,865,000            9,698,500           9,473,700
                                                          -----------------   ------------------   -----------------
          Operating income                                       2,060,600            2,250,600           1,960,900

Interest expense                                                 1,614,300            1,984,700           1,639,000
                                                          -----------------   ------------------   -----------------

          Income before provision for income taxes                 446,300              265,900             321,900
                                                          -----------------   ------------------   -----------------

Provision for income taxes                                         513,800              577,500             477,900
                                                          -----------------   ------------------   -----------------

          Net loss                                               $(67,500)           $(311,600)          $(156,000)
                                                          =================   ==================   =================


        The accompanying notes are an integral part of these statements.

                     E.I.L. SALES AND SERVICE DIVISION
                  (a Division of E.I.L. Instruments, Inc.)

                  STATEMENTS OF DIVISION EQUITY (DEFICIT)

            FOR THE YEARS ENDED OCTOBER 31, 1994, 1995, AND 1996




BALANCE, October 31, 1993                            $(725,000)

     Net Loss                                          (67,500)
                                               -----------------

BALANCE, October 31, 1994                             (792,500)

     Net Loss                                         (311,600)
                                               -----------------

BALANCE, October 31, 1995                           (1,104,100)

     Net Loss                                         (156,000)
                                               -----------------

BALANCE, October 31, 1996                          $(1,260,100)
                                               =================


   The accompanying notes are an integral part of these statements.

                        E.I.L. SALES AND SERVICE DIVISION
                    (a Division of E.I.L. Instruments, Inc.)

                            STATEMENTS OF CASH FLOWS
               FOR THE YEARS ENDED OCTOBER 31, 1994, 1995 AND 1996



                                                               1994               1995                1996
                                                          ---------------    ----------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                   (67,500)           (311,600)          (156,000)
     Adjustments to reconcile net loss to net cash
        provided by operating activities -
        Depreciation and amortization                            671,900             680,400            813,800
        Loss on disposal of equipment and
             other assets                                          8,800               9,800             10,700
        Deferred income tax provision (benefit)                   47,700              55,300           (15,400)
        Changes in operating assets & liabilities
           Decrease(increase) in accts receive. net               62,200           (355,900)            (4,300)
           Decrease in inventories                               307,000             570,400            114,700
           (Increase)decrease in prepaid expenses              (202,600)             113,200           (76,100)
           Decrease in income taxes receivable                    62,300              55,000       - - - - -
           Increase(decrease) in accounts payable                206,600            (69,700)          (203,300)
           Increase(decrease) in accrued payroll
                expenses and accrued expenses                    183,900           (128,900)          (124,000)
           Increase in income taxes payable                 - - - - -                 28,100            179,700
                                                          ---------------    ----------------    ---------------

                  Net cash provided by operating               1,280,300             646,100            539,800
                      activities

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                       (508,400)         (1,213,100)          (775,500)
     Additions to other assets                                     3,600              81,200             18,600
     Increase in cash surrender value of
        life insurance                                          (27,500)            (17,000)           (23,600)

                                                          ---------------    ----------------    ---------------
                    Net cash used in investing activities      (532,300)         (1,148,900)          (780,500)

CASH FLOWS FROM FINANCING ACTIVITIES:
     (Decrease)increase in cash overdrafts                     (306,200)           (149,500)            442,800
     Net (decrease)increase in long-term debt                  (444,800)             569,800          (110,000)
     Borrowings against cash surrender value of
          life insurance                                          43,500               6,100              7,600
                                                          ---------------    ----------------    ---------------
                    Net cash used in financing activities      (707,500)             426,400            340,400

NET INCREASE (DECREASE) IN CASH                                   40,500           (76,400)              99,700

CASH, beginning of year                                          107,200             147,700             71,300
                                                          ---------------    ----------------    ---------------

CASH, end of year                                               $147,700             $71,300           $171,000
                                                          ===============    ================    ===============


     The accompanying notes are an integral part of these statements.

                        E.I.L. SALES AND SERVICE DIVISION
                    (a Division of E.I.L. Instruments, Inc.)

                          NOTES TO FINANCIAL STATEMENTS

                         OCTOBER 31, 1994, 1995 AND 1996


1.       BASIS OF PRESENTATION:
         ----------------------

E.I.L. Sales and Service Division (the Division), a division of E.I.L. Instruments, Inc. (the Company), is engaged in the distribution, customization, and repair and calibration of test, measurement and control instrumentation. These financial statements have been prepared pursuant to the Asset Purchase Agreement described in Note 9 between E.I.L. Instruments, Inc. and Transmation, Inc. dated March 4, 1997.

As of January 9, 1997, the Company's warrants outstanding (see Note 2) are eligible to be "put" by the preferred stockholders. In the event that the warrants would be put to the Company, the Company would not have sufficient liquidity to redeem them and does not have alternative financing in place. Management believes that the event described in Note 9, if consummated, would provide sufficient funds to redeem the warrants. In the event that the transaction with Transmation, Inc. is not consummated, management believes that the Company will be able to obtain alternative financing.

Inter-Divisional Transactions
-----------------------------

The Company has allocated to the Division various expenses it incurred for corporate services, overhead and interest costs. The amounts incurred for corporate services and overhead allocations are comprised mainly of corporate office salaries, related payroll taxes and employee benefits, professional fees and administrative expenses. Initially, these costs were allocated based on specific identification to the Division to the extent known, then, based on utilization where reasonably identifiable. Finally, all remaining costs were allocated based on the relative percentage of direct payroll expenses of the Division to the total payroll expenses of the Company.

The Division's share of the Company's long-term debt, preferred stock and warrants outstanding has been reflected in the accompanying statements of assets, liabilities and division equity (deficit) as Due to the Company, a component of Long-Term Debt. Interest expense was allocated based upon intercompany debt balances, which were initially allocated based upon the relative percentage of the sum of accounts receivable, inventory and property and equipment values of the Division to the sum of those asset category values of the Company.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

2.       SIGNIFICANT ACCOUNTING POLICIES:
         --------------------------------

Revenue
-------

The Division recognizes revenue as product is shipped to customers.

Inventories
-----------

Inventories are stated at the lower of cost or market. Cost for approximately 94% and 96% of the inventories as of October 31, 1995 and 1996, respectively, is determined using the last-in, first-out (LIFO) method, and cost for the remainder is determined using the first-in, first out (FIFO) method. These methods are utilized as they result in the best matching of costs and revenues for the respective inventory types. In order to compare the Division's financial position to companies on the FIFO method, it is noted that if the FIFO cost basis had been used for the inventories stated on a LIFO cost basis, they would have been $347,100 and $344,700 higher than reported as of October 31, 1995 and 1996, respectively.

The LIFO inventory values of the Division for financial reporting purposes differ from the LIFO inventory values for income tax purposes due to the application of purchase accounting. Inventories for financial statement purposes exceeded inventories for tax purposes by $567,100 and $566,400 at October 31, 1995 and 1996, respectively.

Property and Equipment
----------------------

Property and equipment are carried at cost. Maintenance and repairs are charged to expense as incurred; major renewals and improvements are capitalized. Depreciation expense is determined using the straight-line method for all property and equipment. Depreciation is based on the following estimated useful lives:

         Buildings and building improvements                             20 years
         Machinery and equipment                                       7-10 years
         Furniture and fixtures                                        5-10 years
         Computer equipment                                             3-5 years

Leasehold improvements are amortized on a straight-line basis over the lesser of the property's useful life or lease term.

Other Assets
------------

Included in other assets in the accompanying statements of assets, liabilities and division equity (deficit) are fees paid to lending institutions and associated legal fees paid to secure the Company's debt financing. These fees are being amortized over five years, the length of the financing agreement, as additional interest expense on the accompanying statements of operations. For each of the years ended October 31, 1994, 1995 and 1996, the Division's amortization of these fees was $75,500.

Intangible Assets
-----------------

Intangible assets consist primarily of the excess of the redemption price over the estimated fair market value of net assets acquired and is being amortized on a straight-line basis over forty years.

Supplemental Disclosure of Cash Flow Information


                                              1994       1995       1996
                                              ----       ----       ----
         Cash items paid during the year:
                  Interest                  $864,600   $923,200   $870,900
                  Income taxes               473,000    519,800    352,400

3.       INVENTORIES:
         ------------

Inventories consist of the following as of October 31, 1995 and 1996:


                                                                 1995              1996
                                                                 ----              ----
         Raw materials and merchandise inventory              $2,748,200        $2,667,400
         Work-in-process and finished goods                      473,700           439,800
                                                              ----------        ----------
                                                              $3,221,900        $3,107,200

4.       PROPERTY AND EQUIPMENT:
         -----------------------

Property and equipment consist of the following as of October 31, 1995 and 1996:

                                                             1995         1996
                                                             ----         ----
         Machinery and equipment                         $3,199,600   $3,695,100
         Furniture and fixtures                             547,200      661,400
         Computer equipment                               1,185,900    1,297,800
         Buildings                                           45,700       45,700
         Leasehold and building improvements                336,800      350,200
                                                         ----------   ----------
                                                          5,315,200    6,050,200

         Less: Accumulated depreciation & amortization    2,812,400    3,462,800
                                                         ----------   ----------

                                                         $2,502,800   $2,587,400

5.       LONG-TERM DEBT:
         ---------------

Long-term debt of the Division consists of the following as of October 31, 1995 and 1996:

                                                            1995          1996
                                                            ----          ----
         Due to the Company                             $11,368,500   $11,271,100
         Note payable to former owner of
           acquired business                                120,500       108,000
                                                        -----------   -----------

                                                         11,489,000    11,379,100

         Less: Current portion                              730,600     5,806,800
                                                        -----------   -----------

         Total long-term debt, net of current portion   $10,758,400   $ 5,572,300
                                                        -----------   -----------

Revolving Loan
--------------

The Company's revolving loan is limited to the lesser of a specified amount or the amount available under a borrowing base calculation consisting of certain percentages of qualified accounts receivable and inventories. The revolving loan bears interest at prime plus 1.5% and includes a commitment fee of one-half of one percent of the unused availability. The Loan and Security Agreement contains certain financial covenants.

Senior Term Loan
----------------

The Company's senior term loan bears interest at prime plus 2.5% and is due in 24 equal quarterly principal payments that began on April 1, 1992. The note is secured by substantially all assets of the Company.

Subordinated Promissory Notes
-----------------------------

The Company's subordinated promissory notes have a face value of $1,395,000 and were issued in 1992 to related parties of the Company. The promissory notes bear interest at 13.5% and require monthly payments of principal and interest that began February 9, 1995.

Redeemable Preferred Stock and Class B Warrants Outstanding
-----------------------------------------------------------

The Company's Redeemable Preferred Stock consists of 3,000 shares of $1.00 par value stock. The shares are entitled to cumulative annual dividends of 9% of the $1,000 redemption value per share. The Division's share of such "dividends" was $236,000 for each of the years ended October 31, 1994, 1995 and 1996, and has been included in interest expense in the accompanying statements of operations.

Additionally, detachable warrants to purchase approximately 29% of the common stock of the Company at $.10 per share, were issued to the purchasers of the preferred stock.

The warrants may be redeemed by the preferred stockholders on or after January 9, 1997. The redemption will occur at a price per share equal to the repurchase price, as defined in the Loan and Security Agreement.

The proceeds from the Company's issuance of preferred stock on January 9, 1992, were allocated between the preferred stock and the warrants, based upon relative fair value. The difference between the recorded value at the date of issuance and the estimated repurchase price at the time of redemption is being accreted on the Company's books. The effective interest rate on the preferred stock accretion is approximately 18.5%.

The Division's share of allocated accretion on the Company's warrants and preferred stock was $508,100, $824,300 and $543,900 during the fiscal years ended October 31, 1994, 1995 and 1996, and has been included in interest expense on the accompanying statements of operations and in long-term debt in the accompanying balance sheet. Any future changes in the estimated repurchase price will be accounted for as a change in estimate.

The Division's share of the revolving loan, senior term loan, promissory notes, preferred stock and warrants totaled $11,368,500 and $11,271,100 as of October 31, 1995 and 1996, respectively, and is presented as Due to the Company, a component of Long-Term Debt.

6.       EMPLOYEE BENEFIT PLAN:
         ----------------------

The Company has a 401(k) plan for its employees. Under the 401(k) plan, the Company matched 40% of participant contributions up to 5% of a participant's annual salary through April 1996. Effective April 1996, the Company matched 50% of participant contributions up to 6% of a participant's annual salary. The Division's expense under the 401(k) plan was approximately $57,400, $104,000 and $136,400 in 1994, 1995 and 1996, respectively.

7.       INCOME TAXES:
         -------------

The Division's share of the Company's income tax provision (benefit) and deferred tax assets and liabilities is included in the accompanying financial statements.

The provision for income taxes consists of the following for the years ended October 31, 1994, 1995 and 1996:

                              1994        1995         1996
                              ----        ----         ----
         Current:
                  Federal   $374,900   $ 418,900    $ 395,100
                  State       90,800     103,300       98,200
                            --------   ---------    ---------
                             465,700     522,200      493,300
                            --------   ---------    ---------

         Deferred:
                  Federal     38,500      45,100      (12,400)
                  State        9,600      10,200       (3,000)
                            --------   ---------    ---------
                              48,100      55,300      (15,400)
                            --------   ---------    ---------

                            $513,800   $ 577,500    $ 477,900
                            --------   ---------    ---------

The following is a reconciliation of the statutory federal income taxes to be recorded provision for the years ended October 31, 1994, 1995 and 1996:

                                                 1994       1995       1996
                                                 ----       ----       ----
         Statutory federal income taxes        $152,000   $ 90,000   $109,000
         Adjustments:
           State income taxes, net of
             federal effect                      24,000     14,000     17,000
           Nondeductible portion of
             interest expense                   253,000    360,000    264,000
           Goodwill amortization                 26,000     26,000     26,000
           Other                                 58,800     87,500     61,900
                                               --------   --------   --------
                  Provision for income taxes   $513,800   $577,500   $477,900
                                               --------   --------   --------

Total deferred tax assets and deferred tax liabilities as of October 31, 1995 and 1996, and the sources of the difference between financial accounting and tax bases of the Division's assets and liabilities which give rise to the deferred tax assets and deferred tax liabilities at their respective tax effects are as follows:

                                                     1995       1996
                                                     ----       ----
         Deferred Tax Assets:
                  Accounts Receivable              $ 75,000   $ 73,000
                  Inventories                       140,000    116,000
                  Nondeductible accrued expenses    304,100    340,500
                  Other                              22,000     32,000
                                                   --------   --------
                                                    541,100    561,500
                                                              --------

         Deferred Tax Liabilities:
                  Inventories                       225,000    225,000
                  Prepaid expenses                   44,000     53,000
                  Property and equipment            212,000    208,000
                  Other                              10,000     10,000
                                                   --------   --------
                                                    491,000    496,000
                                                   --------   --------

         Net Deferred Tax Asset                    $ 50,100   $ 65,500
                                                   --------   --------

8.       COMMITMENTS AND CONTINGENCIES:
         ------------------------------

Lease Obligations
-----------------

The Company is obligated under noncancelable operating leases, principally on office facilities and equipment. Future minimum lease payments related to the Division are as follows:

         1997                                        $977,000
         1998                                         811,400
         1999                                         691,300
         2000                                         487,900
         2001 and thereafter                           40,900

The Division's rent expense under these leases was approximately $949,800, $962,800 and $1,044,600 in 1994, 1995 and 1996, respectively.

9.       SUBSEQUENT EVENT:
         -----------------

On March 4, 1997, the Company entered into an Asset Purchase Agreement with Transmation, Inc. (buyer) to sell substantially all the assets relating to the operations of the Division for $22,000,000. Additionally, the buyer will assume the accounts payable trade and certain other liabilities of the Division. At closing, two escrow accounts, a short-term and a long-term account, each in the amount of $1,000,000, will be established. The short-term escrow account will be established for potential buyer's credits due in the event the net book value of the assets purchased, less assumed liabilities, as of the closing date are below $8,400,000. The long-term escrow account will be established for indemnification of losses associated with certain representations made by the seller for a period of one year after the close.

(b)      Pro Forma Financial Information.

                          TRANSMATION, INC. AND E.I.L.

                   UNAUDITED PRO-FORMA COMBINED BALANCE SHEET
                                DECEMBER 31, 1996



                                         TRANS-
                                         MATION              E.I.L.            PRO-FORMA
                                        12/31/96            10/31/96            ADJUST-            PRO-FORMA
                                       HISTORICAL          HISTORICAL            MENTS             COMBINED
                                     ----------------    ----------------   ----------------    ----------------
ASSETS:
-------------------------------------
Cash                                         324,251             171,000          (171,000)             324,251
Accounts Receivable                        6,425,498           6,971,500                             13,396,998
Inventories                                7,291,750           3,107,200                             10,398,950
Pre-paid expenses &
   deferred charges                        1,081,669             287,100                              1,292,669
Deferred Tax Assets                          526,923             350,200          (350,200)             526,923
                                     ----------------    ----------------   ----------------    ----------------
          Current Assets                  15,650,091          10,887,000          (521,200)          26,050,191
                                     ----------------    ----------------   ----------------    ----------------

Property, plant & equipment, net           2,246,029           2,587,400          2,400,185           7,233,614
Deferred Charges                             197,202                                                    197,202
Deferred Income Taxes                         92,331                                                     92,331
Other Assets                                 266,095             265,400          (132,600)             398,895
Goodwill                                   6,053,206           2,515,100          8,568,015          17,136,321
                                     ----------------    ----------------   ----------------    ----------------
                                          24,504,954          16,254,900         10,314,400          51,074,254
                                     ----------------    ----------------   ----------------    ----------------
LIABILITIES AND
STOCKHOLDERS' EQUITY:
-------------------------------------
Current Liabilities:
   Current Portion - Notes Payable         1,700,000           5,806,800        (5,806,800)           1,700,000
   Accounts Payable                        2,916,670           4,269,300                              7,185,970
   Accrued Liabilities                     1,611,771           1,374,100        (1,074,100)           1,911,771
   Income Taxes Payable                      557,141             207,800          (207,800)             557,141
                                     ----------------    ----------------   ----------------    ----------------
                                           6,785,582          11,658,000        (7,088,700)          11,354,882
Long-Term Debt                             5,822,800           5,572,300         16,427,700          27,822,800
Deferred Compensation                        615,016                                                    615,016
Deferred Income Taxes                                            284,700          (284,700)
                                     ----------------    ----------------   ----------------    ----------------
                                          13,223,398          17,515,000          9,054,300          39,792,698
                                     ----------------    ----------------   ----------------    ----------------
Stockholders' Equity:
   Common Stock                            1,314,635                                                  1,314,635
   Capital in Excess of Par                1,910,376                                                  1,910,376
   Stock Payable former owners
       of Altek                            1,225,000                                                  1,225,000
   Accumulated Translation
     Adjustment                            (121,301)                                                  (121,301)
   Retained Earnings                       6,952,846         (1,260,100)          1,260,100           6,952,846
                                     ----------------    ----------------   ----------------    ----------------
                                          11,281,556         (1,260,100)          1,260,100          11,281,556
                                     ----------------    ----------------   ----------------    ----------------
                                          24,504,954          16,254,900         10,314,400          51,074,254
                                     ================    ================   ================    ================

                          TRANSMATION, INC. AND E.I.L.

                   UNAUDITED PRO-FORMA COMBINED BALANCE SHEET
                                DECEMBER 31, 1996



                                         TRANS-
                                         MATION              E.I.L.            PRO-FORMA
                                        12/31/96             1/31/97            ADJUST-            PRO-FORMA
                                       HISTORICAL          HISTORICAL            MENTS             COMBINED
                                     ----------------    ----------------   ----------------    ----------------
ASSETS:
Cash                                         324,251              10,200           (10,200)             324,251
Accounts Receivable                        6,425,498           6,356,400                             12,781,898
Inventories                                7,291,750           2,877,100                             10,168,850
Pre-paid expenses &
   deferred charges                        1,081,669             299,400                              1,381,069
Deferred Tax Assets                          526,923             350,200          (350,200)             526,923
                                     ----------------    ----------------   ----------------    ----------------
          Current Assets                  15,650,091           9,893,300          (360,400)          25,182,991
                                     ----------------    ----------------   ----------------    ----------------

Property, plant & equipment, net           2,246,029           2,559,100          2,428,485           7,233,614
Deferred Charges                             197,202                                                    197,202
Deferred Income Taxes                         92,331                                                     92,331
Other Assets                                 266,095             189,400          (132,600)             322,895
Goodwill                                   6,053,206           2,495,800          8,522,515          17,071,521
                                     ----------------    ----------------   ----------------    ----------------
                                          24,504,954          15,137,600         10,458,000          50,100,554
                                     ----------------    ----------------   ----------------    ----------------
LIABILITIES AND
STOCKHOLDERS' EQUITY:
Current Liabilities:
   Current Portion - Notes Payable         1,700,000           5,347,300        (5,347,300)           1,700,000
   Accounts Payable                        2,916,670           3,295,600                              6,212,270
   Accrued Liabilities                     1,611,771           1,710,400        (1,410,400)           1,911,771
   Income Taxes Payable                      557,141             125,400          (125,400)             557,141
                                     ----------------    ----------------   ----------------    ----------------
                                           6,785,582          10,478,700        (6,883,100)          10,381,182
Long-Term Debt                             5,822,800           5,782,100         16,217,900          27,822,800
Deferred Compensation                        615,016                                                    615,016
Deferred Income Taxes                                            284,700          (284,700)
                                     ----------------    ----------------   ----------------    ----------------
                                          13,223,398          16,545,500          9,050,100          38,818,998
                                     ----------------    ----------------   ----------------    ----------------
Stockholders' Equity:
   Common Stock                            1,314,635                                                  1,314,635
   Capital in Excess of Par                1,910,376                                                  1,910,376
   Stock Payable former owners
       of Altek                            1,225,000                                                  1,225,000
   Accumulated Translation
     Adjustment                            (121,301)                                                  (121,301)
   Retained Earnings                       6,952,846         (1,407,900)          1,407,900           6,952,846
                                     ----------------    ----------------   ----------------    ----------------
                                          11,281,556         (1,407,900)          1,407,900          11,281,556
                                     ----------------    ----------------   ----------------    ----------------
                                          24,504,954          15,137,600         10,458,000          50,100,554
                                     ================    ================   ================    ================

                             TRANSMATION AND E.I.L.

                UNAUDITED PRO-FORMA COMBINED STATEMENT OF INCOME
                        12 MONTHS ENDED DECEMBER 31, 1996




                                     TRANS-
                                     MATION             E.I.L.             PRO-FORMA
                                  1/1-12/31/96       11/1-10/31/96          ADJUST-           PRO-FORMA
                                   HISTORICAL         HISTORICAL             MENTS            COMBINED
                                 ----------------   ----------------    ----------------   ----------------
Net Sales                             44,335,435         44,892,600                             89,268,035
                                 ----------------   ----------------    ----------------   ----------------

Costs & Expenses
  Cost of Product Sold                27,228,251         33,458,000             350,000         61,036,251
   S G & A                            12,814,020          9,473,700             600,000         22,887,720
   R & D                               1,490,272                                                 1,490,272
   Interest Expense                      508,120          1,639,000             148,000          2,295,120
                                 ----------------   ----------------    ----------------   ----------------
                                      42,040,663         44,570,700           1,098,000         87,709,363
                                 ----------------   ----------------    ----------------   ----------------

Income Before Taxes                    2,294,772            321,900         (1,098,000)          1,558,672
Income Tax                               880,900            477,900           (735,210)            623,590
                                 ----------------   ----------------    ----------------   ----------------
Net Income (Loss)                      1,413,872          (156,000)           (362,790)            935,082
                                 ================   ================    ================   ================


Earnings Per Share:
   Net Income                          1,413,872                                                   935,082
                                 ================                                          ================
   Average Common Shares
        Outstanding                    2,913,846                                                 2,913,846
                                 ================                                          ================

Income Per Share                      $.49                                                      $.32
                                 ================                                          ================

                             TRANSMATION AND E.I.L.

                UNAUDITED PRO-FORMA COMBINED STATEMENT OF INCOME
                        3 MONTHS ENDED DECEMBER 31, 1996




                                     TRANS-
                                     MATION             E.I.L.
                                    3 MO'S ENDED       3 MO'S ENDED        PRO-FORMA
                                    12/31/96            1/31/97             ADJUST-           PRO-FORMA
                                   HISTORICAL         HISTORICAL             MENTS            COMBINED
                                 ----------------   ----------------    ----------------   ----------------
Net Sales                             12,210,882         11,026,500                             23,237,382
                                 ----------------   ----------------    ----------------   ----------------

Costs & Expenses
  Cost of Product Sold                 7,377,367          8,380,800              87,500         15,845,667
   S G & A                             3,567,901          2,354,900             150,000          6,072,801
   R & D                                 399,802                                                   399,802
   Interest Expense                      163,209            392,200              54,675            610,084
                                 ----------------   ----------------    ----------------   ----------------
                                      11,508,279         11,127,900             292,175         22,928,354
                                 ----------------   ----------------    ----------------   ----------------

Income(Loss) Before Taxes                702,603          (101,400)           (292,175)            309,028
Income Tax                               275,065             46,400           (197,853)            123,612
                                 ----------------   ----------------    ----------------   ----------------
Net Income (Loss)                        427,538          (147,800)            (94,322)            185,416
                                 ================   ================    ================   ================


Earnings Per Share:
   Net Income                            427,538                                                   185,416
                                 ================                                          ================
   Average Common Shares
        Outstanding                    2,913,846                                                 2,913,846
                                 ================                                          ================

Income Per Share                      $.15                                                      $.06
                                 ================                                          ================

                                TRANSMATION, INC.
           NOTES TO UNAUDITED PRO-FORMA COMBINED FINANCIAL STATEMENTS



Note 1:  Basis of Presentation

The unaudited pro-forma combined statements of income and balance sheet reflect the acquisition of the assets of the Sales and Service Division of E.I.L. Instruments, Inc. which is to be accounted for under the purchase method of accounting, as of the beginning of the most recent fiscal year. The unaudited proforma combined statements also reflect combined results for the most recent interim period (12/31/96).

In order to conform with S.E.C. reporting requirements, Transmation's 1/1-12/31/96 unaudited ProForma P&L was determined by combining results reported for the periods 1/1-3/31/96 and 4/1-12/31/96 as calculated using the Company's Annual Report on Form 10K for the year ended March 31, 1996 and quarterly report for the 9 months ended December 31, 1996.

Transmation's management believes the assumptions used in preparing the unaudited proforma combined financial statements provide a reasonable basis for presenting all of the significant effects of its transactions, that the proforma adjustments give appropriate effect to those adjustments and that the proforma adjustments are properly applied in the unaudited proforma financial statements.

Note 2:  Proforma Adjustments

Unaudited Proforma Adjustments consist of the following:

         Transmation, Inc. will purchase certain assets and assume certain liabilities of the Sales and Service Division of E.I.L. Instruments, Inc. for $22,000,000 cash, subject to adjustment as described in the Asset Purchase Agreement dated March 4, 1997 between Transmation, Inc. and E.I.L. Instruments, Inc. This transaction will be accounted for using the purchase method of accounting.

         The purchase price is allocated to the net assets acquired on the basis of an appraisal performed by an independent appraiser on the long-term assets. Goodwill is calculated as the difference between the purchase price and the fair value of the assets acquired and is amortized over 20 years.

         The proforma adjustments to operating expenses in the Statement of Income for the year ended December 31, 1996 and the three months ended December 31, 1996 (both of which are unaudited) represent the amortization of goodwill, and the increase in interest expense and depreciation expense which will result from this transaction. No adjustments are reflected which assume operating or other efficiencies which may result from this combination on a prospective basis. As Transmation did not have sufficient cash as of December 31, 1996 to complete the transaction without incurring additional debt, the proforma adjustment to operating expenses also assumes additional bank borrowings at Transmation's borrowing rate of $8.125%.

         Transmation's statutory tax rate of 40% is used to calculate the tax effect of unaudited proforma combined statement of income adjustments.

(c)      Exhibits.  See Index to Exhibits.

                                   SIGNATURES






         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                TRANSMATION, INC.


April    17    , 1997                       By: /s/ Robert G. Klimasewski
      ---------                                 ------------------------------
                                                Robert G. Klimasewski
                                                President




April    17    , 1997                       By: /s/ John A. Misiaszek
      ---------                                 ------------------------------
                                                John A. Misiaszek
                                                Vice President-Finance

                                INDEX TO EXHIBITS


(1)  Underwriting Agreement

        Not applicable.

(2)  Plan of acquisition, reorganization, arrangement, liquidation or succession

   *    (a)    Asset Purchase Agreement dated March 4, 1997 between the
               Registrant and E.I.L. Instruments, Inc., together with a brief identification of the contents of all omitted exhibits and schedules thereto, is included herein as Exhibit 2(a). Upon written request, the Registrant will provide to security holders copies of any of the referenced omitted exhibits and schedules.

(4)  Instruments defining the rights of security holders, including indentures

        (a) Articles of Incorporation, as amended, are incorporated herein by reference to Exhibit 4(a) to the Registrant's Registration Statement on Form S-8 (Registration No. 33-61665) as filed on August 8, 1995, and Exhibit I to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

        (b) Code of Regulations, as amended, is incorporated herein by reference to Exhibit 3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1988.

  *     (c)    Revolving Credit and Term Loan Agreement dated April 4, 1997 among the Registrant, Manufacturers and Traders Trust Company,
               State Street Bank and Trust Company, and Manufacturers and
               Traders Trust Company, as Agent, together with a brief identification of the contents of all omitted exhibits and schedules thereto, is included herein as Exhibit 4(c). Upon written request, the Registrant will provide to security holders copies of any of the referenced omitted exhibits and schedules.

  *     (d)    Security Agreement dated April 4, 1997 made by the Registrant in favor of Manufacturers and Traders Trust Company, as Agent, together with a brief identification of the contents of all omitted exhibits and schedules thereto, is included herein as
               Exhibit 4(d). Upon written request, the Registrant will provide to security holders copies of any of the referenced omitted exhibits and schedules.

(16)  Letter re change in certifying accountant

        Not applicable.

(17)  Letter re director resignation

      Not applicable.

(20)  Other documents or statements to security holders

      Not applicable.

(23)  Consents of experts and counsel

  *   Consent of Arthur Andersen LLP is included herein as Exhibit 23.

(24)  Power of attorney

      Not applicable.

(27)  Financial Data Schedule

      Not applicable.

(99)  Additional Exhibits

      Not applicable.

-----------------

* Exhibit filed with this Report.